Share Repurchase Program	12 Months Ended
Dec. 31, 2011
Share Repurchase Program
Share Repurchase Program

(15)              Share Repurchase Program

On September 30, 2011, the Company announced that a share repurchase program has been authorized by its board of directors. Under the terms of the approved program, Yingli Green Energy may repurchase up to US$100 million worth of its issued and outstanding American Depositary Shares (“ADSs”) from time to time over the next 12 months in the open market or in negotiated transactions, subject to market conditions and other factors, as well as relevant rules under the Securities Exchange Act of 1934, as amended. As of December 31, 2011, the Company had repurchased approximately 5.6 million of outstanding ADSs from the open market for a total consideration of US$19.6 million under the share repurchase program.